SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

February 25, 2005

Date of Report (Date of earliest event reported)

WESTCOAST HOSPITALITY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Washington	001-13957	91-1032187
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

201 W. North River Drive
Suite 100
Spokane, Washington 99201

(Address of Principal Executive Offices, Zip Code)

(509) 459-6100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

2004 Bonuses for Named Executive Officers

On February 25, 2005, the Compensation Committee of our Board of Directors approved the following bonuses for our named executive officers for performance during 2004:

Arthur Coffey: President and Chief Executive Officer, $30,000
John Taffin: Executive Vice President, Hotel Operations, $17,850
David Bell: Executive Vice President, Development, $6,508
Thomas McKeirnan: Senior Vice President, General Counsel, $6,075

2005 Salary Increases for Named Executive Officers

On February 25, 2005, the Compensation Committee of our Board of Directors approved increasing Mr. Coffey’s salary $30,000 to $325,000, Mr. Taffin’s salary $8,500 to $178,500, Mr. Bell’s salary $10,385 to $155,000 and Mr. McKeirnan’s salary $10,000 to $145,000.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTCOAST HOSPITALITY CORPORATION

Dated: March 3, 2005	By:	/s/ Anupam Narayan

Anupam Narayan Executive Vice President, Chief Investment Officer and Chief Financial Officer